                                                                   EXHIBIT 10.73

                 AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          THIS AMENDMENT NO. 2, dated as of March 31, 1999 ("Amendment"), to Investor Rights Agreement dated as of November 20, 1998 as amended by Amendment No. 1 dated as of December 8, 1998 (together, the "Investor Rights Agreement"), is entered into by and among Intellisys Group, Inc., a Delaware corporation (the "Company"), Donald J. Esters, the Esters Family Partnership, John Bohle, Frank
 -------
Perna, E*Capital Corporation, a California corporation, John P. Feighner and Anne C. Feighner as Trustees of the Feighner Family Trust, DenMat Corp., a Delaware corporation, Edward W. Wedbush, National Financial Associates, and Michael Dennis (collectively, the "Common Holders"), Continental Far East and
                                   --------------
Advanced Communications Equipment (collectively, the "Passive Holders"), and
                                                      ---------------
Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P. (collectively, the "Investor"). Capitalized terms used but not otherwise defined herein shall
     --------
have the meanings ascribed to them in the Investor Rights Agreement.

          WHEREAS, the Company, the Common Holders, the Passive Holders and the Investor previously entered into the Investor Rights Agreement; and

          WHEREAS, the Company, the Common Holders, the Passive Holders and the Investor desire to amend the Investor Rights Agreement for the purposes of modifying Sections 3.6 and 4.5.

          NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements set forth in this Amendment, the parties hereby amend the Investor Rights Agreement as follows:

          1. Section 3.6 of the Investor Rights Agreement is hereby amended in its entirety to read as follows:

               3.6  Notwithstanding the foregoing, the provisions of this
     Section 3 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 172,500 shares of Common Stock provided such sale is consummated by May 30, 1999.

          2. Section 4.5 of the Investor Rights Agreement is hereby amended in its entirety to read as follows:

               4.5  Notwithstanding the foregoing, the provisions of this
     Section 4 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 172,500 shares of Common Stock provided such sale is consummated by May 30, 1999.

          This Amendment shall be effective as of the date hereof and, except as expressly set forth herein, the Investor Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

          This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all such counterparts shall together constitute one and the same document.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.

                                   /s/ Donald J. Esters
                                   ---------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   DONALD ESTERS

                                   By: /s/ Donald J. Esters
                                      ------------------------------------------


                                   Address:
                                            ------------------------------------

                                            ------------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       -----------------------------------------


                                   Address:
                                            ------------------------------------

                                            ------------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   ---------------------------------------------
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:


                                   ESTERS FAMILY PARTNERSHIP

                                   By: /s/ Donald J. Esters
                                      ------------------------------------------


                                   Address:
                                            ------------------------------------

                                            ------------------------------------


                                   PASSIVE HOLDERS:



                                   By:
                                       -----------------------------------------


                                   Address:
                                            ------------------------------------

                                            ------------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   _____________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:

                                       National Financial Associates

                                   By: /s/ Frank Perna
                                      ------------------------------------------


                                   Address: ____________________________________
                                            ____________________________________


                                   PASSIVE HOLDERS:



                                   By:__________________________________________


                                   Address: ____________________________________
                                            ____________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   _____________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:

                                       Frank Perna

                                   By: /s/ Frank Perna
                                      ------------------------------------------


                                   Address: ____________________________________
                                            ____________________________________


                                   PASSIVE HOLDERS:



                                   By:__________________________________________


                                   Address: ____________________________________
                                            ____________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   _____________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:

                                       John Bohle

                                   By: /s/ John Bohle
                                      ------------------------------------------


                                   Address: ____________________________________
                                            ____________________________________


                                   PASSIVE HOLDERS:



                                   By:__________________________________________


                                   Address: ____________________________________
                                            ____________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   _____________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:

                                       Michael Dennis

                                   By: /s/ Michael Dennis
                                      ------------------------------------------


                                   Address:  15020 Sobey Road
                                            ------------------------------------
                                             Saratoga, CA 95070
                                            ------------------------------------


                                   PASSIVE HOLDERS:



                                   By:__________________________________________


                                   Address: ____________________________________
                                            ____________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   _____________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:



                                   By:__________________________________________


                                   Address: ____________________________________
                                            ____________________________________


                                   PASSIVE HOLDERS:

                                      Continental Far East

                                   By: /s/ Atsushi Suzuki
                                      ------------------------------------------


                                   Address:  3-18-9 Roppongi
                                            ------------------------------------
                                             Minatoku, Tokyo
                                            ------------------------------------

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   INTELLISYS GROUP, INC.


                                   _____________________________________________
                                   By:  Don Esters
                                   Its: Chairman and Chief Executive Officer
                                   Address:
                                             1400 East Dana Street
                                             Mountain View, CA 94041
                                             Attn: Don Esters

                                   COMMON HOLDERS:



                                   By:__________________________________________


                                   Address: ____________________________________
                                            ____________________________________


                                   PASSIVE HOLDERS:

                                       Advanced Communications Equipment

                                   By: /s/ Michael Pang
                                      ------------------------------------------


                                   Address: ____________________________________
                                            ____________________________________

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT

                                   INVESTOR:


                                   WESTON PRESIDIO CAPITAL III, L.P.,
                                   By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                       LLC, its General Partner

                                   By: /s/ Philip Halperin
                                      ------------------------------------------

                                   Address:
                                             343 Sansome Street, Suite 1210
                                             San Francisco, CA  94104-1316
                                             Attn: Philip Halperin


                                   WPC ENTREPRENEUR FUND, L.P.,
                                   By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                       LLC, its General Partner

                                   By: /s/ Philip Halperin
                                      ------------------------------------------

                                   Address:
                                             343 Sansome Street, Suite 1210
                                             San Francisco, CA  94104-1316
                                             Attn: Philip Halperin

        SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT